Exhibit 99.1

Cbre group, inc. Global Market Leader in Integrated Commercial Real Estate Services June 2016 Cbre group, inc. Global Market Leader in Integrated Commercial Real Estate Services August 2016

Forward-Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding CBRE’s future growth momentum, operations, market share, business outlook, and financial performance expectations. These statements are estimates only and actual results may ultimately differ from them. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our second quarter earnings report, furnished on Form 8-K, our most recent quarterly report filed on Form 10-Q, and our most recent annual report filed on Form 10-K, and in particular any discussion of risk factors or forward-looking statements therein, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

the global market leader CBRE is the premier global provider of integrated services to commercial real estate investors and occupiers GLOBAL LEADERSHIP WITH BROAD CAPABILITIES #1 Leasing #1 Property Sales #1 Outsourcing #1 Appraisal & Valuation $88.6 billion AUM Investment Management1 SCALE AND DIVERSITY 460+ offices in over 60 countries2 Serves over 90% of the Fortune 100 $311 billion of sales and lease activity and 87,000+ transactions in 2015 5.2 billion square feet under management3 See slide 33 for footnotes

The Leading global brand CBRE is recognized as the foremost commercial real estate authority Fortune 500 company since 2008; ranked #259 in 2016 Ranked #1 brand for 15 consecutive years Global Real Estate Advisor of the Year four years in a row Ranked among the Most Admired Companies for four consecutive years Ranked among the top few outsourcing service providers across all industries for five consecutive years Named a World’s Most Ethical Company three years in a row S&P 500 company since 2006 S&P 500 Fortune 500 Fortune The Lipsey Company International Association of Outsourcing Professionals Euromoney Ethisphere One of only two companies to be ranked in the top 12 of the Barron’s 500 in each of the past three years (2014-2016). Barron’s 500 Forbes Named America’s 15th Best Employer (out of 500 companies) Top 10% of all S&P 500 companies CDP’s Climate Disclosure Leadership Index

CBRE Serves investors and occupiers CBRE’s integrated, best-in-class offering creates value for clients at every stage of the life cycle

Revenue up 36% Adjusted EPS2 up 21% From YTD Q2 2015 to YTD Q2 2016: Track record of long-term growth From 2003 to TTM Q2 2016: 17% Revenue CAGR 18% Adjusted EBITDA1 CAGR See slide 33 for footnotes

Positioned for long-term growth Consolidation Leasing and capital markets services continue to consolidate but remain highly fragmented Outsourcing Recurring contractual revenues Still in early stage of penetration with occupiers Contributes to largely recurring leasing revenues Strategic Position Closed acquisition of Global Workplace Solutions on September 1, 2015 CBRE has market leading global depth and capability CBRE leads a sector with strong underlying growth dynamics

Key strategic priorities Capitalize on our leadership position to widen our competitive advantages in the marketplace Continue to: Drive market share gains in our core leasing and capital markets businesses with leadership and innovation Enrich our operating platform (Technology & Data Enablement, Research, Marketing, Workplace Strategy, etc.) to support long-term growth Acquire leading companies in our sector that enhance our ability to serve clients Enhance depth and breadth of our Occupier Outsourcing business

Mergers & acquisitions strategy Transactions generally fall into two categories: Strategic in-fill acquisitions sourced principally by lines of business Larger, transformational transactions driven by macro strategy On September 1, 2015, CBRE acquired Global Workplace Solutions from Johnson Controls, Inc. $1.475 billion purchase price ($1.3 billion net of the present value of expected tax benefits1) Approximately 7.3x multiple2 of net purchase price to 2014 calendar year adjusted EBITDA including expected run-rate synergies of $50 million Materially completed client-facing integration activities at end of Q1 2016 Completed over 30 acquisitions since 2013 Over 100 acquisitions since 2005 See slide 33 for footnotes fee revenue Mix (FY 2006 versus TTM Q2 2016) Total Fee Revenue4: $3,742 Total Fee Revenue4: $8,436 4.4x Note – TTM Q2 2016 includes GWS acquired revenue starting September 1, 2015. See slide 33 for footnotes Stable resilient long-term growth-oriented revenue and earnings profile Contractual Sources 3 $798 (21%) Contractual Sources 3 $3,483 (41%) Leasing $1,479 (40%) Leasing $2,619 (31%) Capital Markets 2 $1,403 (37%) Capital Markets 2 $2,192 (26%) Other 1 Other 1 2006 TTM Q2 2016 $ in millions (%) – share of total fee revenue 72% of total fee revenue 5 61% of total fee revenue 5

YTD Q2 2016 REVENUE Contractual revenue & leasing, which is largely recurring1, is 74% of fee revenue Revenue ($ in millions) Contractual Sources Leasing Capital Markets Other Occupier Outsourcing2 Property Management2 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue YTD Q2 2016 $ 2,943 $ 512 $ 186 $ 235 $ 1,152 $ 719 $ 239 $ 30 $ 38 $ 6,054 Fee Revenue3 YTD Q2 2016 $ 1,096 $ 246 $ 186 $ 235 $ 1,152 $ 719 $ 239 $ 30 $ 38 $ 3,941 % of YTD Q2 2016 Total Fee Revenue 28% 6% 5% 6% 29% 18% 6% 1% 1% 100% Fee Revenue Growth Rate (Change YTD Q2 2016-over-YTD Q2 2015) USD ▲118% ▲3% ▼-9% ◄►0% ▲9% ◄►0% ▲9% ▲30% ▲13% ▲22% Local Currency ▲122% ▲5% ▼-7% ▲2% ▲10% ▲1% ▲9% ▲30% ▲14% ▲24% 74% of total fee revenue See slide 33 for footnotes

Key takeaways CBRE: Leads an industry with strong underlying growth dynamics Is well positioned to continue its track record of long-term growth Has developed into a balanced business with a more stable growth profile Is an investment grade company with significant liquidity Is continuing to extend its competitive advantage in the marketplace

BUSINESS LINE SLIDES

Q2 YTD Q2 New 37 87 Expansions 36 78 Renewals 23 43 Historical revenue1 Full service offering 2016 Total Contracts Facilities Management – approximately 2.3 billion square feet globally2 Project Management Transaction Services Strategic Consulting Ranked among the top few outsourcing service providers across all industries for five consecutive years4 Occupier Outsourcing Integrated Global Solutions for Occupiers Facilities Management Transaction Services Project Management Representative clients 3 YTD Q2 ($ in millions) See slide 34 for footnotes $1,419 $1,614 $2,794 $4,035 $1,441 $2,943 2012 2013 2014 2015 2016

Historical revenue1 overview Key strategic accounts ($ in millions) Manages buildings for investors Highly synergistic with property leasing Manages approximately 2.9 billion square feet globally2 300+ premier properties in major CBDs (approximately 450 million square feet) Property management Optimizing Building Operating Performance for Investors YTD Q2 See slide 34 for footnotes $825 $861 $920 $1,025 $507 $512 2012 2013 2014 2015 2016

CAPITAL RAISED1 Assets under Management (AUM) $88.6B as of 6/30/2016 overview ($ in billions) INVESTMENT MANAGEMENT Performance Across Risk/Return Spectrum Globally YTD Q2 See slide 34 for footnotes Performance-driven global real estate investment manager More than 500 institutional clients Equity to deploy: approx. $4,700 million1,2 Co-Investment: $145.2 million2 ($ in billions) $28.9 $39.0 $20.7 Funds Separate Accounts Securities 23% 3 3% 44% $20.9 $31.2 $ 2.0 2% $20.7 $13.8 North America EMEA Asia Pacific Securities Global Investment Partners 24% 35% 23% 16% $3.7 $5.0 $8.6 $7.0 $7.1 $3.5 $3.6 2012 2013 2014 2015 TTM Q2 2016

Premier clients ($ in millions) 147,000+ assignments in 2015 Euromoney Global Valuation Advisor of the Year for four consecutive years Clients include lenders, life insurance companies, special servicers and REITs overview Appraisal & Valuation Serving Clients Globally Historical revenue YTD Q2 $385 $414 $461 $504 $236 $235 2012 2013 2014 2015 2016

overview U.S. Leasing volume Advise occupiers and investors in formulating and executing leasing strategies Tailored service delivery by property type and industry/market specialization Strategic insight and high-level execution driving significant market share gains #1 global market position – $104.4 billion lease volume in 2015 Office: $69.6 billion Retail: $18.9 billion Industrial: $14.2 billion Other: $ 1.7 billion LEASING Strategic Advisory and Execution ($ in millions) Historical revenue YTD Q2 61% 39% 2015 U.S. Overall Volume - $76 billion Tenant Rep Landlord Rep $1,911 $2,052 $2,369 $2,524 $1,057 $1,152 2012 2013 2014 2015 2016

LEASING Largely Recurring Business With Increasing Market Share U.S. Leasing transactions 12% 71% 15% 2% Asset Class $76.4B 2015 Transaction Value Retail Office Industrial Other

INCREASED institutional OWNERSHIP DRIVES SALES VELOCITY Strategic advisor (sellers and buyers) in commercial real estate #1 global market share, based on Real Capital Analytics 780 basis point advantage over #2 firm for full year 2015 #1 global market position – $206.2 billion sales volume in 2015 Office: $83.7 billion Retail: $36.7 billion Multi-family: $36.6 billion Industrial: $27.9 billion Other: $21.3 billion overview Historical revenue Property Sales Insight and Execution Across Markets & Property Types ($ in millions) YTD Q2 Source: NAREIT, NCREIF, Preqin, and Goldman Sachs Research ($ billions of equity value) 2007 – 2015 ▲140% 0 400 800 1,200 1,600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $1,058 $1,290 $1,527 $1,696 $722 $719 2012 2013 2014 2015 2016

Property Sales Highly Diverse Business Across Transaction Size and Asset Class 2015 U.S. sales transactions

United States United States United States Becknell Industrial Operating Partnership Sand Hill Property FIMALAC $250 Million $120 Million $250 Million Acquisition Financing Acquisition Financing Acquisition Financing Recent transactions A leading strategic advisor for debt and structured finance solutions Highly synergistic with property sales Key services: Loan origination / debt placement Portfolio loan sales Loan servicing $39.7 billion of global mortgage activity in TTM Q2 20161 Commercial loan origination with government agencies2 $11.9 billion in TTM Q2 2016 $133 billion loan servicing portfolio as of 6/30/16 overview Historical revenue Commercial mortgage services Premier Debt and Structured Finance Solutions ($ in millions) YTD Q2 See slide 34 for footnotes $300 $312 $376 $480 $220 $239 2012 2013 2014 2015 2016

Park District The Boardwalk McMillan The Brickyard Dallas, TX Mixed-Use Newport Beach, CA Office Washington, DC Healthcare Los Angeles, CA Industrial 2 Projects in process/pipeline1 overview Recent projects A premier brand in U.S. development 65+ year record of excellence Partner with leading institutional capital sources $126.1 million of co-investment at the end of Q2 2016 $13.3 million in repayment guarantees on outstanding debt balances at the end of Q2 2016 Development Services Trammell Crow Company – A Premier Brand in U.S. ($ in billions) 3 See slide 34 for footnotes 4.2 4.9 5.4 6.7 7.1 2.1 1.5 4.0 3.6 3.0 2012 2013 2014 2015 Q2 2016 In Process Pipeline

appendix

Other Financial metrics Six Months Ended June 30, ($ in millions) 2016 Forecast 2016 2015 Depreciation approx. $ 150 $ 75.7 $ 67.6 Adjusted amortization 1 approx. $ 110 50.1 43.0 Net interest expense approx. $ 140 67.3 48.7 Adjusted income tax rate 2 35.5% 34.3% 37.1% YTD Q2 2016 Currency Effects vs. Prior Year YTD Q2 2016 currency translation as well as other exchange rate transaction gains/(losses) during YTD Q2 2016 against same quarter prior year (pre-tax adjusted EBITDA impact) $2.3 million YTD Q2 2016 marking-to-market of currency hedges against same quarter prior year (pre-tax adjusted EBITDA impact) ($6.3 million) Excludes amortization expense related to certain intangible assets attributable to acquisitions. Adjusts pre-tax income for portion attributable to non-controlling interests.

Mandatory Amortization and Maturity Schedule ($ in millions) $2,800 million revolving credit facility matures in March 2021. As of June 30, 2016, the revolving credit facility balance was $156 million. As of June 30, 20161 Global Cash Global Cash Available Revolving Credit Facility 425 2,994 20 45 57 139 525 185 59 800 600 0 500 1000 1500 2000 2500 3000 3500 Liquidity 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Cash Revolving Credit Facility Term Loan A Term Loan B-1 Term Loan B-2 Senior Notes - 5.00% Senior Notes - 4.875% Senior Notes - 5.25%

Capitalization ($ in millions) As of June 30, 2016 Cash1 $ 352 Revolving credit facility 156 Senior term loan A2 476 Senior term loan B-12 263 Senior term loan B-22 126 Senior notes – 5.00%2 790 Senior notes – 4.875%2 591 Senior notes – 5.25%2 422 Other debt3,4 - Total debt $ 2,824 Stockholders’ equity 2,855 Total capitalization $ 5,679 Total net debt $ 2,472 Net debt to TTM Q2 2016 Adjusted EBITDA 1.6x Excludes $79.7 million of cash in consolidated funds and other entities not available for company use at June 30, 2016. Outstanding amount is reflected net of unamortized debt issuance costs. Excludes $839.3 million of warehouse facilities for loans originated on behalf of FHA and other government sponsored enterprises outstanding at June 30, 2016, which are non-recourse to CBRE Group, Inc. Excludes non-recourse notes payable on real estate, net of unamortized debt issuance costs, of $52.2 million at June 30, 2016.

Non-Gaap financial measures The following measures are considered “non-GAAP financial measures” under SEC guidelines: fee revenue contractual fee revenue net income attributable to CBRE Group, Inc., as adjusted (which we also refer to as “adjusted net income”) diluted income per share attributable to CBRE Group, Inc. shareholders, as adjusted (which we also refer to as “adjusted earnings per share” or “adjusted EPS”) EBITDA and adjusted EBITDA None of these measures is a recognized measurement under United States generally accepted accounting principles, or “GAAP,” and when analyzing our operating performance, readers should use them in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with GAAP. Because not all companies use identical calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Our management generally uses these non-GAAP financial measures to evaluate operating performance and for other discretionary purposes, and the company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. The company further uses certain of these measures, and believes that they are useful to investors, for purposes described below. With respect to fee revenue: the company believes that investors may find this measure useful to analyze the financial performance of our Occupier Outsourcing and Property Management business lines and our business generally because it excludes costs reimbursable by clients, and as such provides greater visibility into the underlying performance of our business. With respect to contractual fee revenue: the company believes that investors may find this measure useful to analyze our overall financial performance because it identifies revenue streams that are typically more stable over time. With respect to adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA: the company believes that investors may find these measures useful in evaluating our operating performance compared to that of other companies in our industry because these calculations generally eliminate the accounting effects of acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions—and in the case of EBITDA and adjusted EBITDA—the effects of financings and income tax and the accounting effects of capital spending. All of these measures may vary for different companies for reasons unrelated to overall operating performance. In the case of EBITDA and adjusted EBITDA, these measures are not intended to be measures of free cash flow for our management’s discretionary use because they do not consider cash requirements such as tax and debt service payments. The EBITDA and adjusted EBITDA measures calculated herein may also differ from the amounts calculated under similarly titled definitions in our credit facilities and debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. The company also uses adjusted EBITDA and adjusted EPS as significant components when measuring our operating performance under our employee incentive compensation programs.

Twelve Months Ended ($ in millions) June 30, 2016 December 31, 2003 Adjusted EBITDA $ 1,505.3 $ 183.2 Adjustments: Integration and other costs related to acquisitions 85.8 13.6 Cost elimination expenses 80.0 36.8 Carried interest incentive compensation expense1 22.8 - EBITDA 1,316.7 132.8 Add: Interest income 7.1 3.8 Less: Depreciation and amortization 350.9 92.8 Interest expense 138.4 71.3 Loss on extinguishment of debt - 13.5 Provision for (benefit of) income taxes 301.6 (6.3) Net income (loss) attributable to CBRE Group, Inc. $ 532.9 $ (34.7) Reconciliation of Adjusted EBITDA to EBITDA to Net Income (Loss) CBRE began adjusting carried interest compensation expense in Q2 2013 in order to better match the timing of this expense with associated carried interest revenue. This expense has only been adjusted for funds that incurred carried interest expense for the first time in Q2 2013 or in subsequent quarters.

Reconciliation of Net Income to adjusted Net Income and adjusted earnings per share Six Months Ended June 30, ($ in millions, except per share amounts) 2016 2015 Net income attributable to CBRE Group, Inc. $ 203.8 $ 218.0 Integration and other costs related to acquisitions 44.9 8.0 Cost elimination expenses 39.6 - Amortization expense related to certain intangible assets attributable to acquisitions 51.5 29.9 Carried-interest incentive compensation (reversal) expense to align with the timing of associated revenue (3.9) (0.7) Write-off of financing costs on extinguished debt - 2.7 Tax impact of adjusted items (40.1) (11.9) Adjusted net income $ 295.8 $ 246.0 Adjusted diluted earnings per share $ 0.88 $ 0.73 Weighted average shares outstanding for diluted income per share 337,797,887 335,926,626

Reconciliation of revenue to fee revenue Twelve Months Ended ($ in millions) June 30, 2016 December 31, 2006 Consolidated revenue $ 12,467.1 $ 4,032.0 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 4,031.3 289.7 Consolidated fee revenue $ 8,435.8 $ 3,742.3

Six Months Ended June 30, ($ in millions) 2016 2015 Occupier Outsourcing revenue 1 $ 2,943.5 $ 1,440.6 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 1,847.8 938.6 Occupier Outsourcing fee revenue 1 $ 1,095.7 $ 502.0 Property Management revenue 1 $ 512.3 $ 507.1 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 265.6 269.1 Property Management fee revenue 1 $ 246.7 $ 238.0 Consolidated revenue $ 6,054.2 $ 4,443.0 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 2,113.4 1,207.6 Consolidated fee revenue $ 3,940.8 $ 3,235.4 Less: Non-contractual fee revenue 2,177.6 2,055.5 Contractual fee revenue $ 1,763.2 $ 1,179.9 Reconciliation of revenue to fee revenue and contractual fee revenue Occupier Outsourcing and Property Management revenue excludes associated leasing and sales revenue, most of which is contractual.

FOOTNOTES

NOTE: Local currency percent changes versus prior year are non-GAAP financial measures noted on slide 11. These percent changes are calculated by comparing current year results versus prior year results, in each case at prior year exchange rates.

Slide 3

1. Assets Under Management (AUM) as of June 30, 2016.
2. As of December 31, 2015, includes affiliates.
3. Property and Corporate Facilities under Management as of December 31, 2015; 7% of this square footage is managed by affiliates.

Slide 6

1. Adjusted EBITDA excludes (from EBITDA) certain carried interest incentive compensation expense (reversal) to align with the timing of associated revenue, cost elimination expenses and integration and other costs related to acquisitions.
2. Adjusted EPS excludes amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs on extinguished debt, cost elimination expenses, integration and other costs related to acquisitions, and adjusts certain carried interest incentive compensation expense (reversal) to align with the timing of associated revenue, as well as adjusts the provision for income taxes for such charges.

Slide 9

1. The base purchase price was $1.475 billion in cash plus net adjustments for working capital and other items. Such net adjustments took into account approximately $45 million in cash acquired by CBRE in the acquisition. The purchase price has been subject to post-closing adjustments as outlined in the purchase agreement for the transaction. Deal costs are excluded from the purchase price.
2. Multiple based on GWS adjusted EBITDA as calculated by GWS (when owned by Johnson Controls) and using GWS's methodologies (when owned by Johnson Controls) as well as previously announced run-rate cost synergies of approximately $50 million, which are expected to be fully realized in 2017.

Slide 10

1. Other includes Development Services revenue (1% in both 2006 and TTM Q2 2016) and Other revenue (1% in both 2006 and TTM Q2 2016).
2. Capital Markets includes Sales revenue (33% in 2006 and 20% in TTM Q2 2016) and Commercial Mortgage Services revenue(4% in 2006 and 6% in TTM Q2 2016).
3. Contractual Sources include Occupier Outsourcing and Property Management revenue (7% in 2006 and 30% in TTM Q2 2016; excludes associated sales and lease revenues, most of which are contractual), Global Investment Management revenue (6% in 2006 and 5% in TTM Q2 2016), and Valuation revenue (8% in 2006 and 6% in TTM Q2 2016).
4. Fee Revenue is gross revenue less client reimbursed costs largely associated with our employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
5. Contractual plus leasing revenues are 64% of 2006 GAAP revenue and 81% of TTM Q2 2016 GAAP revenue.

Slide 11

1. Contractual revenue refers to revenue derived from our Occupier Outsourcing, Property Management, Investment Management and Valuation businesses. We regard leasing revenue as largely recurring because unlike most other transaction businesses, leasing activity normally takes place when leases expire. The average lease expires in five to six years. This means that, on average, in a typical year approximately 17% to 20% of leases roll over and a new leasing decision must be made. When a lease expires in the ordinary course, we expect it to be renewed, extended or the tenant to vacate the space to lease another space in the market. In each instance, a transaction is completed. If there is a downturn in economic activity, some tenants may seek a short term lease extension, often a year, before making a longer term commitment. In this scenario, that delayed leasing activity tends to be stacked on top of the normal activity in the following year. Thus, we characterize leasing as largely recurring because we expect an expiration of a lease, in the ordinary course, to lead to an opportunity for a leasing commission from such completed transaction.
2. Occupier Outsourcing and Property Management revenue excludes associated leasing and sales revenue, most of which is contractual.
3. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.

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FOOTNOTES

Slide 14

1. Historical revenue for Occupier Outsourcing line of business (formerly Global Corporate Services or GCS, now called Global Workplace Solutions) excludes associated sales and leasing revenue, most of which is contractual.
2. As of December 31, 2015.
3. 2015 revenue includes four months of contribution from the Global Workplace Solutions business acquired on September 1, 2015.
4. Per International Association of Outsourcing Professionals (IAOP).

Slide 15

1. Property Management (also known as Asset Services) revenue excludes associated sales and leasing revenue, most of which is contractual.
2. As of December 31, 2015; 13% of this square footage is managed by affiliates.

Slide 16

1. Excludes global securities business.
2. As of June 30, 2016.

Slide 22

1. Activity includes loan originations and loan sales.
2. As measured in dollar value loaned.

Slide 23

1. As of December 31 for each year presented, except Q2 2016.
2. In Process figures include Long-Term Operating Assets (LTOA) of $0.2 billion for Q2 2016, $0.1 billion for Q4 2015, $0.3 billion for Q4 2014, $0.9 billion for Q4 2013 and $1.2 billion for Q4 2012. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.
3. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than twelve months out.

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